UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 01, 2015

EVENTURE INTERACTIVE, INC.
(Exact name of Company as specified in its charter)

Nevada	000-55115	27-4387595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Bristol Street, 6th Floor Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

(855) 986-5669
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Between August 11, 2015 and September 29, 2015 Eventure Interactive, Inc. (the “Company”) issued an aggregate of 378,299,263 shares of common stock upon conversion of previously disclosed convertible promissory notes and convertible debentures.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended.

As of September 29, 2015, the Company had 672,891,024 shares of common stock issued and outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENTURE INTERACTIVE, INC.

Date: October 01, 2015	By:	/s/ Gannon Giguiere
Name: Gannon Giguiere
Title: President and Chairman of the Board of Directors